                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Juniper Networks, Inc. of our report dated January 15, 2001 included in the 2000 Annual Report to Stockholders of Juniper Networks, Inc.

Our audits also included the financial statement schedule of Juniper Networks, Inc. listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following registration statements of Juniper Networks, Inc. of our report dated January 15, 2001, with respect to the consolidated financial statements incorporated by reference and our report included in the preceding paragraph with respect to the financial statement schedule included in the Annual Report (Form 10-K) for the year ended December 31, 2000:

                  Registration
Form              Statement
Number            Number             Description
------            ------             -----------
Form S-8          333-85387          Juniper Networks, Inc. Amended and
                                       Restated 1996 Stock Plan
                                     Juniper Networks, Inc. 1999 Employee
                                       Stock Purchase Plan
Form S-8          333-32412          Juniper Networks, Inc. Amended and
                                       Restated 1996 Stock Plan
                                     Layer 5 1999 Stock Incentive Plan
Form S-8          333-44148          Juniper Networks, Inc. 2000
                                       Nonstatutory Stock Option Plan
Form S-8          333-52258          Micro Magic 1995 Stock Option Plan
                                     Micro Magic 2000 Stock Option Plan
Form S-3          333-44116          Equity Securities
Form S-3          333-52260          Equity Securities


                                            /s/ Ernst & Young LLP

Palo Alto, California
March 23, 2001